UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Vapotherm, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903

Vapotherm, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Stockholders Meeting to be held on

June 20, 2023

For Stockholders as of April 24, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/VAPO

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials
and VOTE go to www.proxydocs.com/VAPO
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to recieve a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 09, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/VAPO	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Vapotherm, Inc.

  Meeting Type: Annual Meeting of Stockholders

  Date:      Tuesday, June 20, 2023

  Time:     10:00 AM, Eastern Time

  Place:    100 Domain Drive, Exeter, NH 03833

SEE REVERSE FOR FULL AGENDA

Vapotherm, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR PROPOSALS 2, 3, 4 AND 5

PROPOSAL

1.	To elect three directors, each to serve until the 2026 annual meeting of our stockholders and until their successors are duly elected and qualified.

1.01 Anthony Arnerich

1.02 Lance Berry

1.03 Donald Spence

2.

To approve an amendment to our Tenth Amended and Restated Certificate of Incorporation, as amended, to give the Board of Directors discretion to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio of between 1-for-3 and 1-for-8, inclusive, such ratio to be determined by the Board of Directors in its sole discretion;

3.	To approve, on an advisory (non-binding) basis, our executive compensation;

4.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

5.

To approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 2 if there are not sufficient votes at the annual meeting to approve the reverse stock split proposal in Proposal No. 2; and

6.	To transact such other business as may properly come before the meeting or any continuations, adjournments and postponements thereof.